Exhibit 10.4

FIRST AMENDMENT TO LEASE

                THIS FIRST AMENDMENT TO LEASE (this “Amendment”) is made as of the 1st day of November, 2005 (the “Effective Date”), by and between 353 ASSOCIATES, a Pennsylvania limited partnership (“Landlord”) and GMH CAPITAL PARTNERS COMMERCIAL REALTY SERVICES, LP, a Delaware limited partnership, GMH CAPITAL PARTNERS ASSET SERVICES, LP, a Delaware limited partnership, GMH PHILADELPHIA BARRAGE, LLC, a Delaware limited liability company, GMH CONSTRUCTION COMPANY, INC., a Florida corporation, and GMH ASSOCIATES, INC., a Pennsylvania corporation (collectively referred to herein as “Tenant”).

BACKGROUND

                A.            Landlord and Tenant entered into a certain Lease dated as of November 2, 2004 (the “Lease”), pursuant to which Landlord leased a portion of the first floor of that certain building located at 10 Campus Boulevard, Newtown Square, Pennsylvania (as more particularly described in the Lease, the “Premises”).  Capitalized terms used but not defined herein shall have the respective meanings ascribed to such terms in the Lease.

                B.            Landlord and Tenant desire to amend the Lease to, among other things, (i) reduce the size of the Premises and, accordingly, adjust the Fixed Rent, (ii) provide that Tenant shall be responsible for cleaning the Building in exchange for a credit against Fixed Rent, (iii) provide that Tenant shall be responsible for oversight of the build-out of a portion of the first floor of the Building in exchange for a one-time credit against Fixed Rent, and (iv) otherwise modify and amend the Lease as set forth in this Amendment.

                NOW, THEREFORE, in consideration of the mutual covenants and conditions herein set forth and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto, intending to be legally bound, hereby agree as follows:

1.             Cleaning Services Schedule.  Schedule 14(h) attached to this Amendment is hereby incorporated into the Lease.

2.             Construction Oversight Services Schedule.  Schedule 40 attached to this Amendment is hereby incorporated into the Lease.

3.             Premises.  Article 1(c) of the Lease is hereby deleted in its entirety and replaced with the following:

                “(c)         “Premises”: A portion of the Building which the parties stipulate and agree is a 7,682 rentable square foot portion of the first floor of the Building, the location of which shall be confirmed by the parties pursuant to a site sketch to be delivered to Tenant by Landlord upon finalization of architectural drawings and specifications.”

4.             Fixed Rent.  Article 1(e) of the Lease is hereby deleted in its entirety and replaced with the following:

                “(e)         “Fixed Rent”:

LEASE YEAR	PER R.S.F.	MONTHLY INSTALLMENT	ANNUAL FIXED RENT
Months 1-60	$25.00	$16,004.16	$192,050.00

5.             Rentable Area. Article 1(h) of the Lease is hereby deleted in its entirety and replaced with the following:

                “(h)         “Rentable Area”:  Premises 7,682 sq. ft.”

6.             Fixed Rent.  The following Section (d) is hereby inserted at the end of Article 5 of the Lease:

                “(d)         The monthly installments of Fixed Rent as set forth in Article 1(e) of this Lease shall be reduced by the Cleaning Services Fee (as hereinafter defined) and the Construction Oversight Fee (as hereinafter defined).  To the extent that the rent credits received by Tenant for the Cleaning Services Fee and the Construction Oversight Fee exceed the Fixed Rent for the month that the build-out of the first floor of the Building is substantially completed (the “Substantial Completion Month”), such amount shall be carried forward and applied against the monthly installment of Fixed Rent for the month following the Substantial Completion Month.”

7.             Repairs and Maintenance.  The following Section (h) is hereby inserted at the end of Article 14 of the Lease:

                “(h)         Tenant shall provide cleaning services for the Building Monday through Friday of each week in accordance with the scope of services attached hereto as Schedule 14(h) (the “Cleaning Services”).  As provided in Section 5(d) of the Lease, Tenant shall receive a monthly credit against monthly installments of Fixed Rent in the amount of $3,023.26 per month (the “Cleaning Services Fee”) in consideration of the Cleaning Services.”

8.             Construction Oversight.  The following Article 40 is hereby inserted into the Lease:

                “40.         CONSTRUCTION OVERSIGHT.

                In connection with Landlord’s build-out of a portion of the first floor of the Building, Tenant shall provide the construction oversight services listed on Schedule 40 of this Lease (the “Construction Oversight Services”).  As provided in Section 5(d) of the Lease, Tenant shall receive a fee equal to Fifteen Thousand Dollars ($15,000) (the “Construction Oversight Fee”) in consideration of the Construction Oversight Services.

The Construction Oversight Fee shall be paid upon substantial completion of the build-out in the form of a credit against monthly installments of Fixed Rent.”

9.             Ratification of Lease.  Except as specifically modified by this Amendment, all of the provisions of the Lease are hereby ratified and confirmed to be in full force and effect, and shall remain in full force and effect.

10.           Binding Effect.  This Amendment shall be binding upon, and shall inure to the benefit of Landlord and Tenant and their respective heirs, executors, personal representatives, administrators, successors and permitted assigns.  This Amendment represents the complete understandings between the parties hereto as to the subject matter hereof, and supersedes all prior negotiations, representations, warranties, promises, statements or amendments, either oral or written, among the parties hereto as to the subject matter hereof.  This Amendment may only be amended by a written instrument executed by both Landlord and Tenant.

11.           Inconsistency. In the event of any inconsistency between the Lease and this Amendment, the provisions of this Amendment shall control, and all other provisions of the Lease shall remain in full force and effect.

12.           Governing Law.  This Amendment shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania.

[Remainder of page intentionally left blank; signature pages follows.]

                IN WITNESS WHEREOF, Landlord and Tenant have executed this Amendment as of the date and year first above written.

LANDLORD:

353 ASSOCIATES

By: GH 353 Associates, Inc., its general partner

By:	/s/ Joseph M. Macchione
Name: Joseph M. Macchione
Title: Vice President
Date: November 11, 2005

TENANT:

GMH CAPITAL PARTNERS COMMERCIAL REALTY SERVICES, LP

By:	GH CP Commercial Realty Services, LLC, its general partner

By:	/s/ Gary M. Holloway, Sr.
Name: Gary M. Holloway, Sr.
Title: President
Date: November 11, 2005

GMH CAPITAL PARTNERS ASSET SERVICES, LP

By: GH CP Asset Services, LLC, its general partner

By:	/s/ Gary M. Holloway, Sr.
Name: Gary M. Holloway, Sr.
Title: President
Date: November 11, 2005

GMH PHILADELPHIA BARRAGE, LLC

By:	/s/ Gary M. Holloway, Sr.
Name: Gary M. Holloway, Sr.
Title: President
Date: November 11, 2005

GMH CONSTRUCTION COMPANY, INC.

By:	/s/ Gary M. Holloway, Sr.
Name: Gary M. Holloway, Sr.
Title: President
Date: November 11, 2005

GMH ASSOCIATES, INC.

By:	/s/ Gary M. Holloway, Sr.
Name: Gary M. Holloway, Sr.
Title: President
Date: November 11, 2005

Schedule 14(g)

CLEANING SERVICES

GMH CORPORATE OFFICE

NEWTOWN SQUARE, PA

Cleaning Specifications

A.            Entrance Lobby

Daily

i)                                         All stone ceramic tile, marble, terrazzo, and other flooring to be dust mopped or swept.

ii)                                      Wet mop to remove spillage and other damaging dirt or grit on hard surface floors with attention to areas under walk off mats.

iii)                                   Sweep and/or vacuum entrance mats and spot clean.

iv)                                  All carpeting and rugs to be vacuumed and spots to be removed.

v)                                     Hand dust or wipe clean all furniture.

vi)                                  All walls, doors, window sills, ledges, elevator doors, (up to and including 65” high partitions) to be removed of smudges, fingerprints and splash marks.

vii)                               Thoroughly wash, clean all entrance door glass inside and out. Clean all entrance frames and ledges.

viii)                            Wipe clean all chrome, aluminum, brass and other metal work.

ix)                                    Dust and/or wash clean all directory board display glass.

x)                                       Sweep all aprons.

xi)                                    Empty exterior ashtrays and police for debris.

Weekly

i)                                         Complete all high and low dusting including picture frames,

baseboards, moldings, door frames and position network/framework in level condition.

                Monthly

i)                                         Vacuum all upholstery furniture and place correctly in an organized manner.

ii)                                      Dust wipe clean all diffusers and ceiling ventilators.

iii)                                   Dust clean all horizontal mini-blinds.

iv)                                  Detail vacuum all carpeted areas including corners and edges under desks.

v)                                     Maintain marble surfaces as per manufacturers specifications.

B.            General Office Areas

Daily

i)                                         Hand dust all furniture, fixtures, filing cabinets and other dust gathering pbjects, Desks to be dusted provided that are in acceptable condition.

ii)                                      Spot clean walls, doors, window sills, ledges and wall areas.

iii)                                   Dust all tops of open space office partitions.

iv)                                  Empty and clean all waste receptacles (recyclable and non-recyclable) replacing liners when necessary. Trash can liners to be neatly arranged. Remove waste to be designated central location for disposal.

v)                                     All carpeting and rugs in traffic areas to be vacuumed and spots removed.

vi)                                  All vinyl and similar type flooring to be dust mopped. Spot mop to remove spillage

vii)                               Interior partition glass to be spot cleaned.

Weekly

i)                                         Dust clean all vertical surfaces such as walls, partitions, doors and any other surfaces not reached in nightly cleaning.

ii)                                      All VCT and similar type flooring to be wet mopped.

iii)                                   Wash all cleared desk tops and polish.

Monthly

i)                                         Complete all high and low dusting including picture frames, baseboards, moldings, door frames and position artwork/frames in level condition.

ii)                                      Vacuum all upholstered furniture and place correctly in an organized manner.

iii)                                   Dust clean all diffusers and ceiling ventilators.

iv)                                  Dust clean all horizontal mini-blinds.

v)                                     Detail; vacuum all carpeted areas including corners, and edges under desks.

vi)                                  Spray buff all VCT flooring.

Quarterly

i)                                         Strip and recoat or top coat all VCT flooring.

C.                              Conference Rooms & Executive Offices

        Daily

i)                                         Hand dust and wipe clean all furniture and place correctly in an organized manner.

ii)                                      Spot clean all walls, doors, window sills, ledges and wall areas in accessible condition.

iii)                                   All carpeting and rugs to be vacuumed and spots removed.

iv)                                  Interior partition glass to be spot cleaned.

v)                                     Empty and clean waste receptacles replacing plastic liners when necessary, Trash can liners to be neatly arranged.

Weekly

i)                                         Dust all vertical surfaces such as walls, partitions, doors and other surfaces not reached in nightly cleaning.

Monthly

i)                                         Complete all high and low dusting including picture frames, baseboards, moldings, door frames and position artwork/frames in level condition.

ii)                                      Vacuum all upholstered furniture and place correctly in an organized manner.

iii)                                   Dust clean all diffusers and ceiling ventilators.

iv)                                  Dust clean all horizontal mini blinds.

D.            Common Areas

Daily

i)                                         All VCT and similar types of flooring to be swept using approved dust down preparation. Spot mop to remove spillage.

ii)                                      Maintain common area floors and walls in clean condition.

iii)                                   All carpeting and rugs to be thoroughly vacuumed and spots to be removed.

iv)                                  Dust and sanitize public telephones (where applicable).

Quarterly

i)                                         Clean carpet in GMH common areas.

E. Cafeteria/Kitchen area/Coffee Areas

                Daily

i)                                         Damp wipe tables and chairs.

ii)                                      Dry and wet mop all floors in front of service areas (where applicable).

iii)                                   Clean microwave ovens inside and outside (where applicable).

iv)                                  Vacuum and spot clean all carpeted areas (where applicable).

v)                                     Empty and clean all waste receptacles (recyclable and non-recyclables), replacing liners when necessary. Trash can liners to be neatly arranged.

vi)                                  All glassware in kitchen area shall be put in dishwasher.

Monthly

i)                                         Complete all high and low dusting including picture frames, baseboards, moldings, door frames and position artwork/frames in level condition.

ii)                                      Vacuum all upholstered furniture and place correctly in an organized manner.

iii)                                   Dust clean all horizontal miniblinds.

iv)                                  Detail; vacuum all carpeted areas including corners, and edges under desks.

v)                                     Spray buff all VCT flooring.

Quarterly

i)                                   Strip and recoat or top scrub and top coat all VCT flooring.

F. Restrooms

                Daily

i)                                         Sweep and wet mop floors with an approved germicidal element.

ii)                                      Polish all mirrors, bright work and enameled surfaces.

iii)                                   Wash and disinfect all basins, bowls, and urinals inside and out. Toilet seats to be cleaned on both sides.

iv)                                  Hand dust and clean partitions, tops of ledges, all towel, paper and sanitary napkin dispensers and receptacles.

v)                                     Clean air ventilating louvers whenever soil is visible.

vi)                                  Refill all toilet tissue, soap, sanitary napkins and towel dispensers. Cleaning service to supply.

vii)                               Empty and clean thoroughly all waste receptacles removing plastic liners when necessary.

Weekly

i)                                         Wash all restroom stall partitions and walls adjacent to fixtures.

Quarterly

i)                                         Machine scrub restroom floors.

G. Elevators

                Daily

i)                 Carpeting to be vacuumed and spots removed.

ii)              Thoroughly clean interior of elevator cabs. Use crevice tool for corner vacuuming.

iii)           Dust and wipe elevator doors.

iv)          Remove gum and foreign matter.

H. Stairwells

                Daily

i)                 Police for debris.

ii)              Spot mop stairs and landing or vacuum and remove stains if carpeted.

Weekly

i)                 Thoroughly weep stairs and landings (where applicable).

ii)              Thoroughly wet mop stairs and landings (where applicable).

iii)           All handrails to be dusted.

iv)          Thoroughly vacuum stairs and landings (where applicable).

I. Drinking Fountains/Water Coolers

        Daily

i)                 Thoroughly wash, clean and sanitize all drinking fountains and water coolers. Polish chrome and stainless steel.

Schedule 40

CONSTRUCTION OVERSIGHT SERVICES

•                  Budget Management

-                                            Qualify ability to complete based on Landlord’s requirement

-                                            Formulate and install control system

-                                            Continued monitoring during design phase

•                  Contract Management

-                                            Contracts as management tools

-                                            Procurement due diligence

-                                            Define construction requirements

-                                            Refine contract language

-                                            Refine terms and conditions

•                  Change Order Administration

-                                            Past experience develops effective systems

-                                            Proper interpretation and documentation

-                                            Avoidance techniques

•                  Project Management

-                                            Complete operational aspects of project delivery

-                                            Successful interaction of participants

-                                            Coordination of team efforts

•                  Schedule Management

-                                            Program schedule

-                                            Meet scheduling objectives

-                                            Chart progress/performance

•                  Project Controls/Audits

-                                            Analyze processes

-                                            Review documentation